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                                       Exhibit 10.4.6

                                AMENDMENT NO. 5

                                      TO

                                SUPPLY AGREEMENT

                                    BETWEEN

                       DOBSON COMMUNICATIONS CORPORATION

                                      AND

                              NORTEL NETWORKS INC.

    Made as of this 3rd day of November 1999 ("Effective Date No. 5"), by and between Dobson Communications Corporation, an Oklahoma corporation with offices at 13439 North Broadway Extension, Suite 200, Oklahoma City, Oklahoma 73114 (hereinafter referred to as "Buyer") and Nortel Networks Inc. (successor in interest to Northern Telecom Inc.), a Delaware corporation with offices at 2221 Lakeside Boulevard, Richardson, Texas 75082 (hereinafter referred to as "Nortel" or "Seller").

    WHEREAS, Buyer and Seller entered into a Supply Agreement dated as of December 6, 1995, as amended (the "Agreement"); and

    WHEREAS, Buyer and Seller now wish to amend the Agreement to include, among other things, an extended Term, an increased commitment to purchase by Buyer and new discounts applicable to future Equipment purchases, all as further described herein:

    NOW, THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Seller agree to amend the Agreement as follows:

    1. Unless otherwise defined, capitalized terms herein shall have the same meaning as in the Agreement.

    2.  Amend Article 1, Section 1.21 "EXTENDED TERM" (as amended by
        Amendment No. 3) by deleting the words "ending four (4) years and five (5) months thereafter" and replacing them with "ending December 31, 2002."

    3. Amend Article 4 "PRICE" (as amended by Amendment No. 3) by deleting the last sentence of Section 4.1 in its entirety and replacing it with the following:

        "Buyer understands that it has a firm obligation to purchase/license no less than $120 million net Price (i.e., Price inclusive of applicable discounts, but exclusive

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        of sales tax) of Equipment and/or Software from Seller during the
        Extended Term ('Commitment')."

    4. Amend Article 7 "WARRANTIES, REMEDIES AND LIMITATION OF WARRANTIES AND REMEDIES AND DISCLAIMERS OF WARRANTIES AND LIABILITY" by adding a new Section 7.6 as follows:

        "7.6 Beginning upon Effective Date No. 5 through December 31, 2002, Seller shall provide its remote TAS services to Buyer at no charge in accordance with Section 7.3.1 and Sections 1 through 4 of Annex 5."

    5. Amend Annex 1A "EXTENDED TERM EQUIPMENT AND SERVICES PRICING" (Schedule A to Amendment No. 2, as amended in Amendment No. 4) as follows:

        (a)  By deleting the word ($6.00) and replacing it with ($5.00) in
             Section 4.1(a); and,

        (b) By deleting Section 5.2.1 in its entirety and replacing it with the following:

             "5.2.1 Following Buyer's purchase and effective on the date of final payment to Seller of the total Price for the Extended Term Additional Purchase set forth in Section 2.0 of Annex 1A and the CDMA Equipment Purchase set forth in Section 6.0 of Annex 1A, the following discounts and firm, fixed Prices shall replace the discounts and firm, fixed Prices set forth in Section 5.2 above:

                    (a)  The following new discounts shall apply:

                    Description                        Discount off Seller's then-current List Price
                    -----------                        ---------------------------------------------
                    Switch/TDMA Hardware                                  56%

                    Cell Site Hardware                                    55%

                    (exclusive of radios/amplifiers)

                    BSC/BTS                                               40%

                    CDMA Software                                         40%

                    (b)  Buyer may purchase TRU-III/SCLPA(s) or
                         TRU-II/SLPA(s) for the net Price per radio/amplifier unit (i.e., Price per radio/amplifier unit inclusive of discounts, but exclusive of sales tax) of $3,990.

                    With the exception of Purchase Orders for the Extended Term Additional Purchase and the CDMA Equipment Purchase, and conditioned upon the completion of payment of the Extended Term Additional Purchase and the CDMA Equipment Purchase, the

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                    discounts set forth in (a) and (b) above shall be
                    retroactive to all Purchase Orders received by Seller after September 1, 1999 ("Applicable Purchase Orders"). For Applicable Purchase Orders received by Seller between September 1, 1999 and Effective Date No. 5, Seller shall provide product credits to Buyer equal to the difference between the Prices set forth in such Applicable Purchase Orders and the Prices at the new discount levels. Buyer may apply product credits towards purchases of additional Equipment hereunder. Any unused product credits will be forfeited upon the termination or expiration of this Agreement.

                    (c) The exclusions described in Section 5.2 (as previously amended in Amendments No. 3 and 4), sub-parts (i), (ii) and (iii) above shall continue to apply; and

                    (d) Add a new Section 7.0 (Additional Incentives), as set forth in Schedule A, attached and incorporated herein.

    6. Add a new Annex 8B (EXTENDED TERM RF OPTIMIZATION SERVICES STATEMENT OF WORK) as set forth in Schedule B, attached hereto and incorporated herein.

    7. Add the appropriate Annex listings for new Annex 8B to the Table of Contents and Section 23 (ANNEXES) respectively.

    8. Except as specifically modified by this Amendment No. 5, the Agreement in all other respects shall continue in full force and effect.

    IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to be signed by their duly authorized representatives effective as of the date first set forth above.

DOBSON COMMUNICATIONS INC.             NORTEL NETWORKS INC.

By:                                    By:
   ----------------------------           ----------------------------------

-------------------------------           ----------------------------------
      Type or Print Name                           Type or Print Name
Title:                                 Title:
      -------------------------              -------------------------------
Date:                                  Date:
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